UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARCHER-DANIELS-MIDLAND COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ARCHER-DANIELS-MIDLAND COMPANY ATTN: LORI GRAHAM 4666 FARIES PARKWAY DECATUR, IL 62526 V42200-P07621-Z87124 Your Vote Counts! ARCHER-DANIELS-MIDLAND COMPANY 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET. For shares held in a Plan, vote by May 20, 2024 11:59 PM ET. You invested in ARCHER-DANIELS-MIDLAND COMPANY and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 23, 2024. Get informed before you vote View the 2024 Proxy Statement and 2023 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here to view materials and vote without entering a control number Vote Virtually at the Meeting* May 23, 2024 8:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/ADM2024 *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. M.S. Burke For 1b. T. Colbert For

1c. J.C. Collins, Jr. For 1d. T.K. Crews For 1e. E. de Brabander For 1f. S.F. Harrison For 1g. J.R. Luciano For 1h. P.J. Moore For 1i. D.A. Sandler For 1j. L.Z. Schlitz For 1k. K.R. Westbrook For 2. Advisory Vote on Executive Compensation. For 3. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2024. For 4. Stockholder Proposal Regarding an Independent Board Chairman. Against In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting and any adjournment(s) or postponement(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V42201-P07621-Z87124